UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CITIZENS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF THE CITIZENS, INC. ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
PROXIES
RECORD DATE
QUORUM AND VOTING
CONTROL OF THE COMPANY
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN REPORTS
NOMINATING/CORPORATE GOVERNANCE FUNCTION
CODE OF ETHICS
BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
BOARD COMMITTEE REPORTS
AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
PROPOSAL NO. 1
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSAL NO. 4
OTHER BUSINESS
ANNUAL REPORT AND OTHER MATERIAL
ELECTRONIC DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT
SHAREHOLDER PROPOSALS
CORPORATE GOVERNANCE INFORMATION AVAILABILITY
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

NOTICE OF THE CITIZENS, INC. ANNUAL MEETING OF SHAREHOLDERS
Executive Offices: 400 East Anderson Lane, Austin, Texas 78752
To the Shareholders of Citizens, Inc.:
Notice is hereby given of the Citizens, Inc. Annual Meeting of Shareholders which will be held Tuesday, June 7, 2011, at 10:00 a.m., Central Daylight Time, at Citizens Academy, 18617 East Highway 29, Buchanan Dam, Texas, for the following purposes:
(1)	To elect the nine (9) members of the Board of Directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;
(2)	To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers;
(3)	To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of the Company’s Named Executive Officers;
(4)	To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for 2011; and
(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.
It is important, regardless of the number of shares you hold, your stock be represented at the meeting by a signed proxy card or personal attendance.
Shareholders are cordially invited to attend the meeting in person. If you are receiving this Proxy Statement as a part of Full Set Delivery, please complete and sign the enclosed proxy card and mail it promptly to the transfer agent in the envelope provided. No postage is required. In accordance with the Notice of Internet Availability of Proxy Materials that was sent on or before April 29, 2011 to all shareholders, Internet and telephone voting are also available through 11:59 p.m. Eastern Daylight Time on June 6, 2011. If you vote your proxy by Internet or by telephone in accordance with this Proxy Statement or in accordance with the Notice of Internet Availability of Proxy Materials, you do not need to mail back your proxy card. If you attend the meeting you may revoke your proxy and vote in person. IF YOUR SHARES ARE HELD IN STREET OR NOMINEE NAME, PLEASE RESPOND TO THE COMMUNICATION YOU RECEIVE FROM THE HOLDER OF RECORD AS SOON AS POSSIBLE SO YOUR SHARES CAN BE REPRESENTED AT THE MEETING.
Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be held June 7, 2011: The Proxy Statement and Annual Report to Shareholders are available at www.edocumentview.com/cia.

By Order of the Board of Directors

April 29, 2011	Geoffrey M. Kolander, Secretary

CITIZENS, INC.
400 East Anderson Lane
Austin, Texas 78752
April 29, 2011
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JUNE 7, 2011
SOLICITATION OF PROXIES
This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc. for use at the Annual Meeting of Shareholders to be held Tuesday, June 7, 2011, at 10:00 a.m., Central Daylight Time, (the “Meeting”) at Citizens Academy, 18617 East Highway 29, Buchanan Dam, Texas. You will find a map with directions to the meeting on the back cover of this Proxy Statement. We are distributing this Proxy Statement and our 2010 Annual Report to Shareholders on or before April 29, 2011.
In accordance with Rule 14a-16 promulgated under the Securities Exchange Act of 1934 a registrant may furnish a proxy statement or annual report to a security holder by sending the security holder a Notice of Internet Availability of Proxy Materials forty (40) or more calendar days prior to the Annual Meeting of Shareholders (“Notice and Access”). On or before April 29, 2011, Notice of Internet Availability of Proxy Materials was sent to our shareholders, giving them the option to execute a proxy via an on-line format, or the option to request a Full Set Delivery of this Proxy Statement and the 2010 Annual Report to Shareholders.
The following matters will be acted on at the Meeting:
•	Elect nine (9) members of our Board of Directors;
•	Approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers;
•	Approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of the Company’s Named Executive Officers;
•	Ratify the appointment of Ernst & Young LLP as our registered independent public accounting firm for 2011; and
•	Transact such other business as may properly come before the Meeting or any adjournment thereof.
If you received this Proxy Statement in accordance with Full Set Delivery, you are requested to complete the enclosed proxy card, sign where indicated, and return it to our transfer agent in the envelope provided, which requires no postage if mailed in the United States. Proxies may also be solicited by personal solicitation, telephone or Internet, by our directors, officers and employees at no additional cost to you. We will also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by such persons, firms, or institutions, and we will reimburse the forwarding expenses. The cost of this solicitation will be borne by the Company.

PROXIES
Shares represented by properly executed proxies received by us prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR all the Class A director nominees listed in this Proxy Statement, for 1YR on the “Say-When-on-Pay” proposal as recommended by your Board of Directors in this Proxy Statement and FOR the proposal to ratify the appointment of Ernst & Young LLP. Uninstructed proxies will not be voted on the “Say-on-Pay” proposal. If other matters come before the Meeting, the persons named on the accompanying proxy will vote in accordance with their best judgment with respect to such matters. A person giving a proxy will have the power to revoke it at any time before it is voted by notifying our Secretary in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor, withheld or in abstention; votes that are withheld or voted in abstention will be excluded entirely from the vote and will have no effect other than for purposes of establishing quorum. According to recent amendments to New York Stock Exchange (“NYSE”) Rule 452, effective January 1, 2010, brokers who have not received instructions from their customers in uncontested elections may no longer vote in the election of directors shares held in street name. Therefore, regardless of the number of shares you hold or whether you cast a vote, providing your properly executed proxy is very important.
Shareholders may vote using any of the following methods:
1.
BY MAIL: If you received this Proxy Statement in conjunction with a Full Set Delivery request, then mark, sign and date your proxy card and return it in the postage-paid envelope provided. The named proxies will vote your stock according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your stock in favor of the proposals.

2.	BY TELEPHONE: Call toll-free (800) 652-VOTE (8683).
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Daylight Time on June 6, 2011.
•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
3.	BY INTERNET: http://www.envisionreports.com/cia
•	Use the internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Daylight Time on June 6, 2011.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

4.	IN PERSON:
•
You may vote in person at the Meeting. If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the Meeting.

A shareholder may revoke his or her proxy at any time before it is exercised by:
1.	giving written notice of revocation no later than the commencement of the Meeting to our Secretary, Geoffrey M. Kolander, or the person serving as Secretary at the meeting:
•	If before commencement of the Meeting on the date of the Meeting, by personal delivery to Mr. Kolander or the person serving as Secretary at the Meeting site; and
•	If delivered before the date of the Meeting, to Mr. Kolander at Citizens’ offices, 400 East Anderson Lane, Austin, Texas 78752;
2.	delivering no later than the commencement of the Meeting a properly executed, later-dated proxy; or
3.	voting in person at the Meeting.
Voting by proxy will in no way limit your right to vote at the Meeting if you later decide to attend in person. If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposals set forth in this Proxy Statement, except for the “Say-on-Pay” proposal, wherein said vote will be recorded as an uncast vote on that matter. The persons authorized under the proxies will vote upon any other business that may properly come before the Meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Other than the approval of the matters listed above, we do not anticipate that any other matters will be raised at the Meeting.
RECORD DATE
Only shareholders of record at the close of business on April 11, 2011 are entitled to vote at the Meeting. As of the record date, we had outstanding and entitled to vote 48,686,759 Class A shares of common stock and 1,001,714 Class B shares of common stock.
QUORUM AND VOTING
In accordance with the Colorado Business Corporation Act (“CBCA”), a majority of shares entitled to vote, represented in person or by proxy, shall constitute quorum, unless otherwise stated in a company’s articles of incorporation. We establish our quorum requirements based on the CBCA and consider a quorum as a majority of shares entitled to vote. Withhelds, abstentions and broker non-votes are counted for purposes of determining quorum. If a quorum is not present or represented at the Meeting, the shareholders entitled to vote have the power to adjourn or recess the Meeting for up to one-hundred and twenty (120) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting wherein a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.
CONTROL OF THE COMPANY
In accordance with Section 303A.00 of the NYSE Listed Company Manual, Harold E. Riley is deemed to be the “controlling shareholder” of our Company and we are deemed a “controlled company.” Mr. Riley owns, directly and indirectly, 2,806,135 shares (5.8%) of the outstanding Class A common stock and 1,001,714 shares (100.0%) of the Class B common stock, which stock elects a majority of our Board of Directors. Due to the “controlled” nature of our Company, we are not required to comply with the following sections of the NYSE Listed Company Manual: (i) Section 303 A.01 - Independent Directors; (ii) Section 303A.04 — Nominating/Corporate Governance Committee; and (iii) Section 303A.05 — Compensation Committee. However, in accordance with our own practices, six of the nine members (a majority) of our Board are considered independent directors under the NYSE rules, and we have a standing Compensation Committee operating in accordance with NYSE rules.

EXECUTIVE OFFICERS
The following table sets forth certain information concerning our executive officers as of the record date for the Meeting. Our executives are elected annually by the Board of Directors at the first meeting of the Board following each annual meeting of shareholders:

Name	Age	Position
Harold E. Riley (1)	82	Chairman, Chief Executive Officer

Rick D. Riley (2)	57	Vice Chairman, President and Chief Corporate Officer

Kay E. Osbourn (3)	44	Executive Vice President, Chief Financial Officer and Treasurer

Geoffrey M. Kolander(4)	35	Executive Vice President, General Counsel and Corporate Secretary

Dottie S. Riley (6)	75	Vice President, Employee Relations

(1)	Harold E. Riley, our founder, has served as our Chairman and Chief Executive Officer since 1987. He founded Insurance Company of America, one of our merged affiliates, in 1969.

(2)	Rick D. Riley became Vice Chairman in December 1999 and President and Chief Corporate Officer in 2007. He has served in various capacities on a full-time basis for us and our affiliates since 1976.

(3)
Kay E. Osbourn joined us as Vice President, Internal Audit, in April 2008. On March 23, 2009, she became our Vice President, Treasurer and Chief Financial Officer, and was appointed Executive Vice President on January 1, 2010. Prior to joining us, she worked at National Western Life Insurance Company, where she had held various positions since 1992, including Senior Accountant, Assistant Controller, Vice President-Controller and Assistant Treasurer. During a break in service from 1996 — 1999, she served as Vice President of Salem’s Inc., a family-owned business.

(4)
Geoffrey M. Kolander joined us in 2006 as Vice President and General Counsel of the Company, and was appointed Corporate Secretary in 2007 and Executive Vice President on January 1, 2010. Prior to that, Mr. Kolander served as General Counsel of Tejas Industries and an attorney at the Underwood Law Firm. Mr. Kolander is a licensed attorney in Colorado, New York and Texas.

(5)
Dottie S. Riley has held various positions within the Company since 1997, including Personnel Department and Vice President, Administrative Services. Mrs. Riley was appointed Vice President, Employee Relations on January 1, 2010.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Ray A. Riley and Randall H. Riley are executive officers of our primary insurance subsidiary, CICA Life Insurance Company of America and sons of Harold E. Riley, our founder, Chief Executive Officer and Chairman of the Board, and brothers of Rick D. Riley, our Vice Chairman, President and Chief Corporate Officer of the Company. Dottie S. Riley, wife of Harold E. Riley, is Vice President, Employee Relations and serves on our Board of Directors. We are not aware of any transaction, or series of transactions, since January 1, 2010, or any currently proposed transactions to which we or any of our subsidiaries was to be a party, in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, more than 5% shareholder or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
We have two classes of common stock. Both classes of common stock are equal in all respects, except that (i) Class B common shareholders elect a simple majority of our Board of Directors and Class A common shareholders elect the remaining directors; and (ii) Class A shareholders are entitled to receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B shareholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting. In the election of directors, the nominees receiving the highest number of votes cast in their favor will be elected to our board, subject to the right of the Class B shareholders to elect a simple majority of the directors.
Management knows of no matters to be submitted at the Meeting with respect to which the shareholders are entitled to vote, other than the proposals described in this proxy statement. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.
The following table shows, as of April 11, 2011, certain information with regard to the beneficial ownership of our common stock:
•	by each of our directors and director nominees,
•	by each of the named executive officers as identified in the Summary Compensation Table found on page 15,
•	by all of our named executive officers, directors and director nominees as a group, and
•	by each person or group who is known by us to beneficially own more than 5% of our outstanding Class A or Class B common stock.

	Shares Owned and	Percent of
Name and Address	Nature of Ownership(1)	Class
Harold E. Riley	2,806,135 Class A(2)	5.8%
400 E. Anderson Lane	1,001,714 Class B(2)	100.0%
Austin, TX 78752

Rick D. Riley	844,811 Class A(3)	1.7%
400 E. Anderson Lane Austin, TX 78752

Ray A. Riley	437,546 Class A(4)	(5)
400 E. Anderson Lane Austin, TX 78752

Kay E. Osbourn	977 Class A	(5)
400 E. Anderson Lane Austin, TX 78752

Geoffrey M. Kolander	-0- Class A	N/A
400 E. Anderson Lane Austin, TX 78752

Timothy T. Timmerman	9,088 Class A	(5)
4903 Whitethorn Court Austin, TX 78746

Dottie S. Riley (6)	469,841 Class A	(5)
400 E. Anderson Lane Austin, TX 78752

Steven F. Shelton	3,039 Class A	(5)
7359 Road X Lamar, CO 81052

Dr. E. Dean Gage	2,360 Class A	(5)
9561 Twelve Oaks Lane College Station, TX 77845

Dr. Terry S. Maness	-0- Class A	N/A
403 Crown Ridge Pt. Waco, TX 76712

Grant G. Teaff	12,491 Class A	(5)
8265 Forest Ridge Waco, TX 76712

Dr. Robert B. Sloan, Jr.	2,549 Class A	(5)
7706 Fondren Road Houston, TX 77074

All executive officers	4,118,996 Class A	8.5%
and directors as a group (12 persons)	1,001,714 Class B	100.0%

Galindo, Arias & Lopez (as trustee of	6,671,734 Class A	(7)
four non-U.S. trusts and/or record holder) Ave. Federico Boyd y Calle 51 Este #18 Edificio Scotia Plaza, Piso 10 Panama City, Panama

(1)	Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property law.

(2)
Owns 2,336,294 Class A shares directly and his spouse owns 469,841 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 1,001,714 issued and outstanding shares of Class B common stock.

(3)	Owns 487,876 Class A shares directly, 31,243 Class A shares as trustee for and joint tenant with spouse, and 325,692 Class A shares indirectly as trustee for minor children.

(4)	Owns 188,264 Class A shares directly, 22,823 Class A shares as joint tenant with spouse, and 226,459 Class A shares indirectly as custodian for spouse and minor children.

(5)	Less than one percent (1%).

(6)
Dottie S. Riley is the wife of Harold E. Riley. The shares stated as owned by Dottie S. Riley are also included in total Class A shares of Harold E. Riley. Mrs. Riley may be deemed the beneficial owner of the Class A shares held of record by Harold E. Riley, as well as shares over which he exercises voting and dispositive powers. She disclaims beneficial ownership of all such shares.

(7)
The share numbers in the information in this footnote were obtained from an amended Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on or about February 4, 2011. Galindo, Arias & Lopez is a Panamanian law firm which is the 100% owner of two trust companies, Gala Trust and Management Services, Inc., formerly known as Gala Management Services, Inc. (“Gala Trust”) and Regal Trust (BVI) Ltd. (“Regal”). The principal business of each of these companies is to act as trustee for two trusts each. The beneficiaries of these trusts are (i) non-U.S. policyholders of a Company insurance subsidiary, CICA Insurance Company of America (“CICA”), who, since 1987, have assigned their life insurance policy dividends, paid and payable by CICA, to two trusts administered by Gala and Regal (one trust each), and (ii) non-U.S. insurance sales associates of CICA who, since 1987, have assigned various life insurance policy sales commissions paid and payable to them to two trusts administered by Gala and Regal (one trust each). The purpose of each trust is to accumulate our Class A common stock for its beneficiaries. In order to join a trust, a policyholder or sales associate must certify that he or she is neither a citizen nor a resident of the United States. No beneficiary has power to direct a purchase or sale of the Class A common stock held by a trust so long as such beneficiary has not liquidated such beneficiary’s participation in such trust.

This reporting person named may be deemed to be a group as defined in Rule 13d-5(b) under the Securities Exchange Act of 1934 and, as such a group, may be deemed to beneficially own an aggregate of 6,671,734 shares of Class A common stock (13.7%) of the outstanding Class A common stock.

GAMASE Insured Trust holds 3,940,443 shares of the Class A common stock and may be deemed to beneficially own such shares pursuant to Rule 13d-3 (8.1%) of the outstanding Class A common stock.

Regal Policyholders Trust holds 2,455,016 shares of the Class A common stock and may be deemed to beneficially own such shares pursuant to Rule 13d-3 (5.0%) of the outstanding Class A common stock.

Gala Trust is the sole trustee of GAMASE Insureds Trust and GAMASE Agents Trust, a trust established under the laws of the Republic of Panama (“GAMASE Agents Trust”) and holds 276,275 shares of the Class A common stock (constituting approximately 0.6% of the outstanding Class A common stock) and may be deemed to beneficially own such shares pursuant to Rule 13d-3, and therefore may be deemed to beneficially own 4,216,718 shares of the Class A common stock (constituting approximately 8.7% of the outstanding Class A common stock).

Regal is the sole trustee of CICA Associates Trust, a trust established under the laws of the British Virgin Islands (“Regal Associates Trust”) and holds 329,727 shares of the Class A common stock (constituting approximately 0.7% of the outstanding Class A common stock) and sole trustee of CICA Policyholders Trust, a trust established under the laws of the British Virgin Islands (“Regal Policyholders Trust”) which holds 2,125,289 shares of the Class A common stock (constituting approximately 4.4% of the outstanding Class A common stock as of the record date, and may be deemed to beneficially own such shares pursuant to Rule 13d-3, and therefore may be deemed to beneficially own 2,455,016 shares of the Class A common stock (constituting approximately 5.0% of the outstanding Class A common stock).

Galindo, Arias & Lopez owns a 100% interest in each of the Gala Trust and Regal, and therefore may be deemed to beneficially own 6,671,734 shares of the Class A common stock (13.7%) of the outstanding Class A common stock.

Harold E. Riley, our Founder, Chairman and CEO, is the beneficial owner of 100% of the Citizens Class B common stock, as indicated above, which is held in the name of the Harold E. Riley Trust (“Trust”), of which he serves as Trustee. The Trust documents provide that upon Mr. Riley’s death, the Class B common stock will be transferred from the Trust to the Harold E. Riley Foundation, a charitable organization established under 501(c)(3) of the Internal Revenue Code (the “Foundation”). In addition, the Trust documents provide that Mr. Riley may at any time transfer the Class B common stock held by the Trust to the Foundation. It is unclear what, if any, changes would occur to our board, management structure, or corporate operating strategies as a result of different ownership of our Class B common stock. Other than the Class B common stock transfer discussed above, we are not aware of any arrangement, including any pledge by any person, of our common stock, the operation of which may at a subsequent date result in a change of control of our Company.
CERTAIN REPORTS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Based solely upon a review of such reports and amendments thereto furnished to us, we believe that during 2010, all reports were filed on a timely basis.
Section 303A.12(a) of the NYSE Listed Company Manual
Section 303A.12(a) of the NYSE Listed Company Manual requires each listed company CEO to verify each year that he or she is not aware of any violation by the company of NYSE corporate governance listing standards. In accordance therewith, Harold E. Riley filed his certification with the NYSE on July 7, 2010 and certified, without qualification, that he was not aware of any violation by the Company of NYSE corporate governance listing standards.
NOMINATING/CORPORATE GOVERNANCE FUNCTION
Our Board of Directors does not maintain a nominating/corporate governance committee with respect to (i) identifying, evaluating or recommending candidates for our Board of Directors, and (ii) formulating and overseeing our corporate governance. Instead, these functions are performed by the full Board of Directors. Our Board does not maintain a nominating committee for the following reasons:
•
We are considered to be a “controlled” company since the majority of the members on our Board of Directors are elected by our Chairman, Harold E. Riley, through his beneficial ownership of all of our outstanding Class B common shares. In accordance with Section 303A.00 of the NYSE Listed Company Manual, “controlled” companies are not required to maintain a nominating committee.

•
A majority of the directors on our Board of Directors have been deemed by the Board to be independent; thus, we believe that the nominating duties and corporate governance rules with respect to the Class A directors can be accomplished in a disinterested manner by our entire Board of Directors.

Our Board does not have a policy with regard to the consideration of diversity in identifying director nominees. Our Board of Directors will consider a candidate for a Class A director position proposed by a shareholder. A candidate must be highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. At a minimum, a director nominee must possess personal and professional integrity, sound judgment and forthrightness. A shareholder wishing to propose a candidate for the Board’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Citizens, Inc., Board of Directors, 400 East Anderson Lane, Austin, Texas 78752, Attn.: Rick D. Riley. Submissions must include sufficient biographical information concerning the recommended individual, including age, employment history for at least the past five years indicating employers’ names and description of the employers’ business, educational background and any other biographical information that would assist the Board in determining the qualifications of the individual. The Board will consider recommendations received by a date not later than 120 calendar days before the date our proxy statement was released to shareholders in connection with the prior year’s annual meeting for nomination at that annual meeting. The Board will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.
The Board evaluates nominees for directors recommended by shareholders in the same manner in which it evaluates other nominees for directors. Minimum qualifications include the factors discussed above.
CODE OF ETHICS
Our Board of Directors has adopted a Code of Business Conduct and Ethics (“Code”), which we have posted on our website located at www.citizensinc.com. You may also obtain a copy of our Code by requesting one copy in writing addressed to Citizens, Inc. at 400 East Anderson Lane, Austin, Texas 78752, Attn: Rick D. Riley or General Counsel, or by calling us at 512-837-7100.
Our Code provides general statements of our expectations regarding ethical standards we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code provides that:
•	We will comply with all laws, rules and regulations;
•	Our directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;
•	Our directors, officers and employees are to protect our assets and maintain our confidentiality;
•	We are committed to promoting values of integrity and fair dealing; and
•	We are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our periodic reports.
Our Code also contains procedures for our employees to report, anonymously or otherwise, violations of the Code.

BOARD LEADERSHIP STRUCTURE
AND RISK OVERSIGHT
According to our Bylaws, the Chairman of the Board is required to be the highest ranking officer of our Company. Our founder and “controlling shareholder,” Harold E. Riley, serves as our Chairman and CEO. We determined our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Company for a number of reasons, the most significant of which are the following:
•
A combined chairman and chief executive officer role allows for more productive meetings. The chief executive officer manages the Company on a day to day basis, and his direct involvement in the Company’s operations makes him best positioned to lead productive board strategic planning sessions and determine the time allocated to each agenda item in discussion of the Company’s short and long-term objectives.

•
The majority of our Board is comprised of independent directors. Our independent directors meet in sessions without our Chairman or management present. These sessions allow the Board to review key decisions and discuss matters in a manner independent of management.

•	Our Audit Committee and Compensation Committee are comprised entirely of independent directors and chaired by independent directors.
•	Our operations are subject to extensive regulation and oversight by both state and federal regulatory authorities.
The Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committees’ considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.
In accordance with NYSE requirements, the Audit Committee has a primary role in overseeing the risk management function. In carrying out its responsibilities, the Audit Committee works closely with our executive management. The Audit Committee meets at least quarterly with our Internal Auditor and our Chief Financial Officer and receives a comprehensive financial report discussing the Company’s risk exposures and the processes in place to monitor and control such exposures.
In addition to the Audit Committee, the Compensation Committee considers the risks that may be implicated by our executive compensation. For a discussion of the Compensation Committee’s review of our Company’s named executive officer compensation, please see the “Compensation Discussion and Analysis” beginning on page 16 of this Proxy Statement.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
Our business affairs are conducted under the direction of our Board of Directors. The Board of Directors held four (4) meetings during 2010, at which all directors were present for at least 75% of the meetings. We do not have an attendance policy, although our directors are expected to attend Board Meetings. To promote open discussion, the non-management directors hold regularly scheduled executive sessions at our Board Meetings, in which those directors meet without management participation and with only independent directors present. The director chosen to preside at these sessions is determined on an informal basis at the time of the meeting. In addition, our Board members are encouraged to attend our annual meetings of shareholders, and all but one of our Board members attended our 2010 Annual Meeting of Shareholders.
To assist it in carrying out its duties, the Board has delegated certain authority to three separately-designated standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. As stated above, due to our status as a “controlled company” under NYSE rules, we are not required to maintain a Compensation Committee; however, we do so as a best practice within our Board structure. The specific functions of our committees are described below:
Audit Committee
Members at December 31, 2010: Directors Gage, Scott and Timmerman
Number of Meetings in 2010: 4
Functions:
•	Assists the full Board in fulfilling its oversight responsibilities as they relate to our accounting policies, internal controls, financial reporting practices and legal and regulatory compliance.
•	Responsible for the appointment, compensation and oversight of the work of our registered independent public accounting firm.
•	Monitors the independence and performance of our registered independent public accounting firm and internal auditors.
•	Maintains, through regularly scheduled meetings, a line of communication between the Board and our financial management, any internal auditors and our registered independent public accounting firm.
•	Oversees compliance with our policies for conducting business, including ethical business standards.
•	Oversees our assessment of internal controls as required by the Sarbanes-Oxley Act.
The Board of Directors adopted a restated Audit Committee Charter in November 2002 and subsequently amended and restated the charter on April 22, 2004. The charter is posted on our website at www.citizensinc.com.
Our Board of Directors has determined Dr. Terry S. Maness is qualified as an “audit committee financial expert” as that term is defined in the rules of the SEC. Dr. Maness has served as Dean of Baylor University’s Hankamer School of Business since 1997. He previously served as Associate Dean for Undergraduate Programs and as Chairman of the Department of Finance, Insurance and Real Estate. He is the author of six books about financial analysis and financial management, and also a contributing author to various publications, such as Journal of Finance, Journal of Banking and Finance, Journal of Financial Education, Journal of Portfolio Management, Journal of Financial and Quantitative Analysis, Journal of Futures Markets, Journal of Cash Management and Corporate Controller. A Certified Cash Manager (CCM), Dr. Maness frequently serves as a consultant for small business valuations.

Our Class A common stock is listed for trading on the NYSE. Pursuant to NYSE rules, the Audit Committee is comprised of three or more directors as determined by the Board of Directors, each of whom is independent. Our Board of Directors has determined that all of the members of the Audit Committee are independent, as defined in the listing standards of the NYSE and the rules of the SEC.
Compensation Committee
Members at December 31, 2010: Directors Scott, Shelton and Teaff
Number of meetings in 2010: 1
Functions:
•	Assists the full Board in overseeing the management of our personnel including:
•	establishing, implementing and continually monitoring adherence with our compensation philosophy;

•	assisting Chief Executive Officer performance and compensation; and

•	overseeing executive development and succession and diversity objectives.
•	Oversees the evaluation of management.

•
Reviews, discusses and refines the Compensation Discussion & Analysis (“CD&A”) cooperatively with our senior management. The Compensation Committee then recommends to the full Board of Directors that the CD&A be included in the Proxy Statement or discloses to the full Board of Directors the reasons it cannot make such a recommendation.

A copy of our Compensation Committee Charter adopted on March 13, 2007 is posted on our website at www.citizensinc.com.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee of an unaffiliated entity that has an executive officer serving as a member of the Board or Compensation Committee.
Executive Committee
Members at December 31, 2010: Directors Harold E. Riley, Gage and Sloan
Number of Meetings in 2010: 34

Functions:
•	Authority to manage our business affairs.
•	May take action when a majority of all members of the Board is not required by law or by our Articles of Incorporation or Bylaws.
•	Material actions by the committee are subsequently reviewed by the Board.

BOARD COMMITTEE REPORTS
Audit Committee Report
Our Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, registered independent public accounting firm and financial reporting procedures. The Audit Committee Charter was adopted in 2000. The Audit Committee Charter was most recently updated and restated in April 2004 in order to meet the requirements of the Sarbanes-Oxley Act of 2002 and is available on our website at www.citizensinc.com.
Management is responsible for preparing our financial statements and our registered independent public accounting firm is responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and our registered independent public accounting firm. The Audit Committee is also responsible for establishing procedures to address complaints regarding accounting, internal control or auditing issues, as well as the anonymous submission by employees of concerns regarding accounting or auditing matters. In this context, the Audit Committee routinely meets and holds discussions with management and our registered independent public accounting firm. Management represented to the Audit Committee our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our registered independent public accounting firm.
The members of the Audit Committee, are independent directors as defined in the rules of the New York Stock Exchange. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by our management and the registered independent public accounting firm.
The Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm for our financial statements, the independent registered public accounting firm’s matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Corporate Governance, as amended, and applicable SEC Rules. In addition, our independent registered public accounting firm provided to the Audit Committee the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, and the Committee and our independent registered public accounting firm have discussed their independence from us and our management, including the matters in those written disclosures.
The Committee has discussed with our independent registered public accounting firm their evaluations of our internal accounting controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions with management and our registered independent public accounting firm referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Principal Accountant Fees and Services
During 2010 and 2009, the following fees were billed to us by our principal accountants:

	2010	2009
Audit Fees	$520,000	500,000
Audit Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	2,568	6,880

Total	$522,568	506,880

To help assure independence of our registered independent public accounting firm, our Audit Committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal accountant or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules. This policy is set forth in our Amended Audit Committee Charter. Of the fees shown in the table which were billed by our principal accountants in 2009 and 2010, 100% were approved by the Audit Committee.
AUDIT COMMITTEE
Dr. Richard C. Scott
Dr. E. Dean Gage
Timothy T. Timmerman

Compensation Committee Report
Named Executive Officers and Director Compensation
The following table presents the aggregate compensation earned by our principal executive officer, our principal financial officer and our three most highly compensated executive officers other than the principal executive officer and the principal financial officer for 2010. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.
SUMMARY COMPENSATION TABLE
Annual Compensation

Name and			All Other
Principal			Compensation
Position	Year	Salary	(1)	Total
PEO - Principal Executive Officer	2010	$1,000,008	$37,162	$1,037,170
Harold E. Riley,	2009	$1,000,008	$32,935	$1,032,935
Chairman and Chief Executive Officer	2008	$1,000,008	$78,359	$1,078,367

PFO — Principal Financial Officer	2010	$200,004	$5,188	$205,192
Kay E. Osbourn, (2)	2009	$156,800	$249	$157,049
Executive Vice President, Chief Financial Officer and Treasurer

Rick D. Riley,	2010	$475,008	$37,162	$512,170
Vice Chairman, President and	2009	$450,000	$50,243	$500,243
Chief Corporate Officer	2008	$450,000	$57,205	$507,205

Ray A. Riley,	2010	$283,008	$22,305	$305,313
Executive Vice President,	2009	$283,008	$15,922	$298,930
USA Marketing	2008	$275,004	$17,440	$292,448

Geoffrey M. Kolander, (3)	2010	$270,000	$1,384	$271,384
Executive Vice President, General	2009	$250,008	$748	$250,756
Counsel and Corporate Secretary

(1)
This amount includes payment for unused vacation exceeding ten (10) days, a de minimis Christmas gift and any applicable allocation of a Company contribution to its qualified profit-sharing plan (the “Plan”). The 2010 amounts represent the results of the 2010 Plan year credited in 2011, as of December 31, 2010.

(2)
On March 23, 2009, Citizens, Inc. appointed Kay E. Osbourn as its Vice President, Treasurer and Chief Financial Officer. Prior to 2009, Ms. Osbourn was not a named executive officer; therefore, 2008 compensation information is not included in this table.

(3)	Mr. Kolander was not a named executive officer in 2008; therefore, 2008 compensation information is not included in this table.
Our employees are covered under our qualified profit-sharing plan (the “Plan”), unless the subsidiary they are operating under has not adopted the Plan. Under the terms of the Plan, eligible employees who have completed one year of service are qualified to participate. Vesting begins following completion of two years of service and employees become fully vested after six years of service. We contributed $700,000 for each of 2008 and 2009 and $1,000,000 for 2010. Messrs. Harold E. Riley, Rick D. and Ray A. Riley had $540,316, $741,936, $126,247, respectively, vested under the Plan as of December 31, 2010, prior to an allocation of the Plan’s 2010 investment income.

For additional information on executive compensation, see the “Compensation Discussion and Analysis” below.
Director Compensation
The following table sets forth all compensation we paid to our directors in 2010.

Fees Earned or Paid
Name of Director	in Cash ($)

Harold E. Riley	$0
Rick D. Riley	$0
Dottie S. Riley	$0
Dr. E. Dean Gage	$26,400
Dr. Richard C. Scott	$27,000
Steven F. Shelton	$24,600
Dr. Robert B. Sloan, Jr.	$24,000
Grant G. Teaff	$25,000
Timothy T. Timmerman	$26,400
We paid each non-employee director $24,000 per year and reimbursed directors for travel expenses to Board meetings. Each non-employee director who is on our Board committees also receives $600 for each committee meeting attended. Directors who are also our employees receive no separate or additional compensation for service on the Board or its committees, but rather receive compensation only in connection with their employment by us. No other compensation, such as stock options or profit sharing, is paid to our outside directors.
Compensation Discussion and Analysis (CD&A)
The following Compensation Discussion and Analysis (“CD&A”) describes the material elements of compensation for executive officers identified in the Summary Compensation Table.
Compensation Philosophy. The Compensation Committee, composed of three independent directors, is responsible for implementing adherence to our compensation philosophy for directors, executive officers and employees. Our goal is to ensure we employ qualified, experienced executive officers whose financial interests are aligned with that of our shareholders. Because we do not believe a static, systematic pattern exists between executive compensation and performance, our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives.
Overview of Compensation Program. Since we do not utilize incentive based compensation, nor offer bonuses or stock options, our compensation setting process is very simple and straightforward. Our compensation consists entirely of salary and a qualified profit-sharing plan, which is provisioned equally to all qualified employees. The Compensation Committee establishes a salary for each senior executive based on long-term corporate objectives, competitive industry practices and each executive officer’s contributions. The Compensation Committee seeks to ensure executive compensation is reasonable, fair and competitive. In order to make this determination, toward the end of each calendar year, the Compensation Committee generally evaluates the Company’s performance relative to its business plan, and then conducts a similar exercise with respect to a group of comparable companies.
“Say-on-Pay” and “Say-When-on-Pay.” We believe our compensation philosophy and structure is a model for our peers. Shareholders will not find complex compensation formulas or golden parachute contracts to evaluate and approve. Our straightforward and simplified approach to executive compensation insulates our shareholders from the types of corporate excesses which led to the enactment of “Say-on-Pay” and “Say-When-on Pay.” As such, the Compensation Committee welcomes a yearly shareholder advisory vote on the compensation of our Named Executive Officers. We believe our compensation solution favorably serves our shareholders on matters of executive pay.

Compensation Performance Analysis. Our executive management team is led by Harold E. Riley and Rick D. Riley. Harold E. Riley, Rick D. Riley and all of our executive officers are employed on an “at-will” basis.
The Compensation Committee conducted a review of the performance of Harold E. Riley and Rick D. Riley, as well as the other executive officers, for the year 2010. This review included an evaluation of the progress made towards the attainment of our corporate objectives and the role these individuals played to that end. The review also included a broad-based comparison of salaries with senior executives of other public life insurance companies who are typically identified as comparable to us.
Despite the continuing global economic uncertainty and other market related factors, the Company experienced an increase in revenue of $2,201,000 and an increase in net income applicable to common stockholders of $676,000 in 2010 as compared to 2009. The Company’s increase in revenue and net income in 2010 over 2009 reflected the business philosophy and leadership of Harold E. Riley and Rick D. Riley.
Giving consideration to these factors, the Compensation Committee was encouraged by executive management’s demonstrated leadership. The Compensation Committee considers Harold E. Riley and Rick D. Riley to be valuable executive officers in implementing our corporate objectives. Harold E. Riley continues to lead the executive management team in accordance with the ideals and philosophies upon which he has led our Company since its inception. Rick D. Riley also leads the Company in accordance with those same ideals and philosophies.
In 2010, Harold E. Riley and Rick D. Riley met and exceeded the subjective expectations of our Board of Directors and shareholders. Nonetheless, under the advice of Harold E. Riley, the Compensation Committee remains cautious about its responsibility to shareholders in setting executive compensation during difficult market conditions. In deference to Harold E. Riley’s request he not receive an annual increase in 2011, the Compensation Committee left his salary unchanged and identical to his 2008 and 2009 annual salary of $1,000,000. Rick D. Riley’s 2010 salary of $475,000 was increased to $500,000 for 2011.
Compensation Comparables. To assist in establishing the compensation for 2011, the Compensation Committee utilized independent sources to identify “comparables” within our industry. We believe a comparable is a point of reference for measurement, but not the determinative factor for our executives’ compensation. Because the comparative compensation information is one of several analytic tools used in setting executive compensation, the Compensation Committee has discretion in determining the manner and extent of its use.
Three comparables were selected for discussion in 2010. These comparables were: Independence Holding Company (“IHC”), Kansas City Life Insurance Company (“KCLIC”), and National Western Life Insurance Company (“NWL”). Data obtained on each comparable company included total assets, debt, revenue and net income. Compensation data found on these comparables was limited to only those individuals for whom compensation information was disclosed publicly. As a result, the data typically included only the five most highly compensated officers at each company as of their latest public filing. Generally, this correlated to the Chairman/CEO, Vice Chairman, President and the individuals who are executive vice presidents or that equivalent with us.
Comparative Compensation Analysis. The overall results of the comparables study provided additional information for the Compensation Committee to consider. As noted above, the Compensation Committee reviewed a number of factors within the comparable companies; however, due to the simplicity of our compensation structure, the focus of attention was on base salary compensation.

NWL reported assets, revenues and net income of $8,045,136,000, $241,125,000 and $39,220,000, respectively, through the six months ended June 30, 2010. Although NWL’s assets, revenues and net income are larger, it is a publicly traded insurance company in Austin, Texas with international marketing operations similar to Citizens’. Of the three, IHC and KCLIC were closest to us in assets and revenue. Through the six months ended June 30, 2010, IHC reported assets, revenues and net income of $1,389,117,000 and $222,781,000, and $17,732,000, respectively, and KCLIC reported assets, revenues and net income of $4,262,430,000, $212,750,000 and $11,023,000, respectively.
Based on the Compensation Committee’s analysis, the recommended 2011 compensation for Harold E. Riley, our Chairman and Chief Executive Officer, was determined to be reasonable and appropriate by the Compensation Committee, especially in light of the fact he has not received an annual salary increase since January 1, 2008. This amount was significantly lower than both the base compensation and total compensation of $3,044,874 for the NWL Chairman/CEO. Since NWL reported assets through June 30, 2010 of over $8 billion and revenues of approximately $250 million, this difference is understandable. Mr. Riley’s base salary is slightly higher than the base salaries for the CEOs at both IHC and KCLIC. In the case of IHC, while Harold E. Riley’s recommended 2011 salary is over two times that of IHC’s CEO base salary, it is comparable to the IHC CEO’s total compensation. As it relates to KCLIC, our amount is still greater than but comparable to the base compensation for KCLIC’s Chairman/CEO and essentially equivalent on a total compensation scale. In analyzing these factors, the Compensation Committee concluded that $1,000,000 continues to be an appropriate compensation for our Chairman/CEO and $500,000 is an appropriate salary for our President.
The Compensation Committee followed a similar, albeit slightly less elaborate, process with respect to comparing the compensation for our other senior executives. These salaries were not objectively determined, but instead reflect the levels the Compensation Committee concludes were appropriate based upon our compensation philosophy and the experience and tenure of our other senior executives. In addition, the Compensation Committee, in conjunction with senior executive management, also performed a review of proposed compensation for all other management personnel.
Board Process and Conclusion. The Compensation Committee’s recommendations are subject to approval by the Board of Directors. The Board of Directors discussed the Compensation Committee’s recommended 2011 compensation and adopted the recommendations as proposed. A similar process was conducted for the 2010 salaries.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board the Compensation Discussion and Analysis be included in this Proxy Statement, which the Board approved unanimously.
COMPENSATION COMMITTEE
Grant G. Teaff, Chairman
Dr. Terry Maness
Steven F. Shelton

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Harold E. Riley has advised us that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. Class A nominees receiving the highest number of votes cast in their favor will be elected to the Board of Directors. Cumulative voting in the election of directors is not permitted. The Class B nominees will be elected as directors upon the affirmative vote of the Class B shares by Harold E. Riley as Trustee of the Harold E. Riley Trust. If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.
Nominees for Election by Class B Shareholders

		Principal	Director
Name	Age	Occupation	Since

Harold E. Riley**	82	Chairman of the Board and CEO of the Company Austin, TX	1987

Rick D. Riley **	57	Vice Chairman and President of the Company; Chairman of the Board, President and CEO of CICA Life Insurance Company of America and subsidiaries Austin, TX	1989

Dottie S. Riley**	75	Vice President, Employee Relations Consultant for the Company Austin, TX	2008

Terry S. Maness	63	Dean, Hankamer School of Business, Baylor University Waco, TX	2011

Grant G. Teaff	77	Executive Director, American Football Coaches Association Waco, TX	2004

**
Harold E. Riley is the husband of Dottie S. Riley and father of Rick D. Riley, and also father of Ray A. Riley and Randall H. Riley (executive officers of our primary insurance subsidiary, CICA Life Insurance Company of America). There are no other family relationships between or among the nominees to our Board and our executive officers.

Listed below are the persons who have been nominated for election as Class A directors to serve for one year until the next annual meeting of shareholders, or until their respective successors are duly elected and qualified. Class A shareholders will vote on the nominees indicated below for election by Class A shareholders.

Nominees for Election by Class A Shareholders

		Principal	Director
Name	Age	Occupation	Since

Dr. E. Dean Gage	68	Private Investments; Former President and Executive Vice President and Provost Emeritus, Texas A&M University College Station, TX	2000

Steven F. Shelton	55	Farmer/Rancher Principal owner of Prairie Wind Energy Lamar, CO	1993

Dr. Robert B. Sloan	62	President and Chief Executive Officer Houston Baptist University Houston, TX	2007

Timothy T. Timmerman	50	President Commerce Properties of Texas Austin, TX	1989
The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, as well as the experience, qualifications, attributes or skills that caused the Board to determine the person should serve as a director of the Company. Information regarding director involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company in 2010 is found immediately following the biographies.
Dr. E. Dean Gage, Retired and private investments, 2008 to present; Executive Director and Bridges Endowed Chair, Center for Executive Leadership in Veterinary Medicine, Texas A&M University, College Station, Texas, 2004 to 2008; Associate Dean for Professional Programs, College of Veterinary Medicine, Texas A&M University, College Station, Texas, 2001 to 2004; President and CEO of Men’s Leadership Ministries, Dallas, Texas, 1996 to 2001; Executive Director of Center for Executive Leadership, Mays School of Business, Texas A&M University, College Station, Texas, 1994 to 1996; President, Texas A&M University, College Station, Texas, 1993 to 1994; Executive Vice President and Provost, Texas A&M University, College Station, Texas, 1989 to 1993.
Dr. Gage has substantial executive leadership expertise stemming from his executive roles at one of the largest public universities in America. Dr. Gage’s extensive background in education and administration provides our Board with leadership and consensus building skills on a variety of matters, including governance and executive decision making.
Dr. Terry S. Maness, Dean of Baylor University’s Hankamer School of Business since 1997; Acting Dean, Baylor University, 1996 to 1997; owner of Business Value Consultants, 1989 to present; previously served as Associate Dean for Undergraduate Programs and as Chairman of the Department of Finance, Insurance and Real Estate, Baylor University.

Dr. Maness’ background as Dean of one of America’s leading business schools brings another strong academic presence to our board. He has operated effectively at the highest levels in the academic and business community. He is the author of six books about financial analysis and financial management, and also a contributing author to various publications, such as Journal of Finance, Journal of Banking and Finance, Journal of Financial Education, Journal of Portfolio Management, Journal of Financial and Quantitative Analysis, Journal of Futures Markets, Journal of Cash Management and Corporate Controller.
Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Principal owner of Prairie Wind Energy, a wind energy development company formed in 2004; Secretary / Treasurer of Prowers County Soil Conservation Board; Judicial Nominating Board for Fifteenth Judicial District of Colorado.
Mr. Shelton’s independent business experience and practical approach to business challenges have made him a valued contributor to our Board over his 16 years of service. Mr. Shelton’s appreciation of the practical aspects of operating a business provides our Board with a valuable resource as it manages through the current economic environment and plans for the future.
Dr. Robert B. Sloan, Jr., President and Chief Executive Officer, Houston Baptist University from 2006 to present; Chancellor, Baylor University, 2005 to 2006; President and Chief Executive Officer, Baylor University from 1995 to 2005.
Dr. Sloan has served as CEO of two major academic institutions and has valuable insight into organizational structure, executive decision-making and leadership. His executive management skills and extensive experience with organization strategy and governance provide invaluable insight and guidance to our Board’s oversight function.
Timothy T. Timmerman, Real estate investor/developer and owner of Commerce Texas Properties, Inc. from 1990 to present; Real Estate Broker and retired Certified Public Accountant in the State of Texas; Chairman of the Lower Colorado River Authority.
Mr. Timmerman has functioned with significant business skill in operating his Austin-based real estate company. He brings to our Board extensive knowledge of commercial real estate and related investment and financing activities. His CPA credentials and financial acumen provide our Board with exceptional financial and risk management expertise.
Harold E. Riley, Founder, controlling stockholder; Chairman of the Board and CEO from 1969 to present.
Mr. Riley has more than 50 years’ experience in the life insurance business, almost exclusively in top management positions, and has directly led the building of three life insurance companies. He has been responsible for the acquisition of more than 30 life insurance companies and designed marketing programs that have produced millions of dollars of guaranteed cash value whole life insurance. He is our founder and Trustee of the Harold E. Riley Trust, the sole Class B “controlling shareholder.” He started our Company (through a predecessor company) with $2.5 million of personal funds and has built it to over $1 billion of admitted and non-admitted assets and close to $5 billion of insurance in force. His foresight and industry experience are the reasons our Company has successfully maneuvered the present economic downturn. Mr. Riley’s day-to-day leadership and intimate knowledge of the insurance industry, our unique corporate structure and our operations, provide our Board with industry-specific experience, expertise and leadership.
Rick D. Riley, President and Chief Corporate Officer since 2007; our Vice Chairman since 2000; Vice Chairman and CEO from October 2000 to July 2005; and various other leadership positions with our Company’s subsidiaries and affiliates from the late 1970’s to present, including Chairman of the Board of Directors, President, Chief Executive Officer, Chief Administrative Officer, Secretary, and Executive Vice President.

Rick Riley has faithfully served our Company with integrity and excellence over the past thirty plus years, throughout which time he has developed broad industry expertise and operational/systems experience within our Company. Rick Riley brings to our Board an in-depth understanding of our Company’s business, systems capabilities, history and operations, as well as extensive leadership and management expertise.
Dottie S. Riley, Director, Vice President and Employee Relations; various positions within the Company since 1997, including the Personnel Department and Vice President, Administrative Services. Previously, Mrs. Riley was employed by University Savings Bank / Nations Bank in Austin, Texas from 1972 to 1991, where she served as Vice President for several years.
Mrs. Riley has operated in the client and employee relations areas of financial companies for well over thirty years. She brings a customer-centric perspective to our Board, as well as a deep understanding of our Company’s business, history and operations.
Grant G. Teaff, Executive Director, American Football Coaches Association from 1994 to present; Author: “I Believe,” “Winning,” “Seasons of Glory,” “Coaching in the Classroom” and “Grant Teaff with Master Coaches”; 30 years as a head college football coach, 21 of which were spent as head the football coach at Baylor University.
Mr. Teaff is a highly acclaimed speaker on business leadership and integrity. He brings our Company extensive organizational leadership experience from his tenure as a college football coach and his role as Executive Director of the American Football Coaches Association. His management skills and extensive experience with team development and motivational inspiration provide the Board with a valuable resource for business management and planning corporate strategy.
None of our directors is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.
What Constitutes Independence for Non-employee Directors
Citizens determines whether a director and nominee to be a director is “independent” in accordance with the NYSE requirements for independent directors (Section 303A of the NYSE’s Listed Company Manual). In order to be considered independent, other than in his or her capacity as a member of the Board of Directors or any board committee, a director may not accept any consulting, advisory or other compensation fees from Citizens, and may not be an affiliated person of Citizens or any subsidiary. In addition to compliance with NYSE independence requirements, the Board is also responsible to determine affirmatively that each independent director has no other material relationship with Citizens or its affiliates or any executive officer of Citizens or his or her affiliates. A relationship will be considered “material” if in the judgment of the Board it would impair their effectiveness or independent judgment as a director.
Our Board of Directors has determined that directors Gage, Maness, Shelton, Sloan, Teaff, and Timmerman are independent as set forth in the NYSE independence requirements. In addition, our Board of Directors has determined each member of the Audit Committee and the Compensation Committee of our Board of Directors is independent in compliance with the independence requirements of the NYSE.
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS A NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES AS INDICATED ABOVE UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

PROPOSAL NO. 2
APPROVE A NON-BINDING ADVISORY RESOLUTION REGARDING THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Your Board of Directors is providing shareholders with the opportunity to cast a non-binding advisory vote on the compensation of our Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. As explained in our CD&A, we do not believe a static, systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives. We believe our compensation structure is a model structure for our peers and alleviates the very concerns that “Say-on-Pay” is attempting to address. As such, our compensation structure is something you, as a shareholder, should approve.
Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive pay. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers contained in this proxy, through the following resolution:
RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in this Proxy Statement is hereby APPROVED.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3
APPROVE A NON-BINDING ADVISORY RESOLUTION REGARDING
THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION
OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Your Board of Directors is also providing shareholders with the opportunity to cast an advisory vote as to how often you wish the Company to include a proposal in our proxy statement similar to the “Say-on-Pay” resolution as found in Proposal 2 above. While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature. This advisory shareholder vote, commonly known as “Say-When-on-Pay,” gives you as a shareholder the opportunity to advise the Board as to the frequency of shareholder votes on executive compensation through the following resolution:
RESOLVED, that the shareholders advise the Company to have a non-binding advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:
•	year
•	two years; or
•	three years.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO HOLD A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR.
The Board of Directors makes this recommendation because of the simplicity of the Company’s compensation program allows for an annual “Say-on-Pay” vote. Since we do not utilize incentive based compensation, nor offer bonuses or stock options, our compensation setting process is very simple and straightforward. Our compensation consists entirely of salary and a qualified profit-sharing plan, which is provisioned equally to all qualified employees on an annual basis. Unlike companies that have complex employment contracts, specially-treated executive management, and equity-oriented compensation programs which require long-term forecasting, our compensation program can easily and effectively be reviewed annually. We welcome the opportunity for our shareholders to join us in our annual review of our compensation program.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF OUR REGISTERED
INDEPENDENT PUBLIC ACCOUNTING FIRM
Our Audit Committee Charter provides the Audit Committee shall have the sole authority and responsibility to select, evaluate and, if necessary, replace our registered independent public accounting firm.
Our Audit Committee has retained Ernst & Young LLP as our registered independent public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2011.
We are requesting our shareholders ratify the appointment of Ernst & Young LLP by our Audit Committee as our registered independent public accounting firm for the fiscal year ending December 31, 2011. If the shareholders do not ratify this appointment, the Audit Committee will consider such results and determine whether to recommend and appoint a different registered independent public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2011.
One or more members of the firm of Ernst & Young LLP are expected to attend the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, ENTITLED TO VOTE ON THIS PROPOSAL. WITHHELDS AND ABSTENTIONS WILL BE EXCLUDED ENTIRELY FROM THE VOTES AND WILL HAVE NO EFFECT OTHER THAN FOR THE PURPOSE OF ESTABLISHING QUORUM. BROKER NON-VOTES DO NOT COUNT FOR VOTING PURPOSES. THE BOARD RECOMMENDS A VOTE FOR SUCH RATIFICATION.
OTHER BUSINESS
Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

ANNUAL REPORT AND OTHER MATERIAL
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 7, 2011: The Proxy Statement and Annual Report to Shareholders are available at www.edocumentview.com/cia. The report of the Compensation Committee and the Audit Committee of the Board of Directors are in this Proxy Statement. No part of our Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.
We file our proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”). You can inspect and obtain a copy of our proxy statement and other information filed with the SEC at the offices of the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC maintains an Internet site at http://www.sec.gov/ where you can obtain most of our SEC filings. We also make available, free of charge, on our website at www.citizensinc.com our proxy statements filed with the SEC pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after they are filed electronically with the SEC.
ELECTRONIC DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT
This Proxy Statement and our 2010 Annual Report are available on our website at www.citizensinc.com. If you vote by Internet, simply go to www.envisionreports.com/cia and follow the prompts regarding electronic distribution consent on that site.
SHAREHOLDER PROPOSALS
Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2012 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 400 East Anderson Lane, Austin, Texas 78752 by December 24, 2011. The proposal should be sent to the attention of our Secretary.
The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above or to introduce an item of business at an annual meeting of shareholders. These procedures require that shareholders must submit items of business in writing to our Secretary at our principal executive offices. Pursuant to Rule 14a-5 of the Exchange Act, we must receive the notice of your intention to propose an item of business at our 2012 Annual Meeting by December 29, 2011.
For any other meeting, the item of business must be received by the tenth day following the date of public disclosure of the date of the meeting. These requirements are separate from and in addition to the SEC’s requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.
In order to curtail controversy as to the date on which a proposal was received by us, it is suggested proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the SEC for shareholder proposals.

CORPORATE GOVERNANCE INFORMATION AVAILABILITY
Our Compensation Committee Charter, Audit Committee Charter, and the Corporate Governance Guidelines are available on our website at www.citizensinc.com. The information is also available in print to any shareholder who makes a request. Please send a written request to the Secretary, Citizens, Inc., P. O. Box 149151, Austin, Texas 78714-9151.
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Any communication from a shareholder or interested party to the Board of Directors may be mailed to:
Citizens, Inc.
Attn: Board of Directors (or committee name or director’s name as appropriate)
400 East Anderson Lane
Austin, Texas 78752
It should be clearly noted on the mailing envelope that the letter is a “Board of Directors Communication.” All such communications should identify the author as a shareholder or interested party and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. This procedure for communicating with the Board of Directors is also posted on our website at www.citizensinc.com.

BY THE ORDER OF THE BOARD OF DIRECTORS

Austin, Texas	Geoffrey M. Kolander, Secretary
Date: April 29, 2011

**	Map not to scale
There are several routes to Buchanan Dam, Texas. This map outlines two. If you are leaving from the north side of Austin, take HWY 183 North towards Lampasas. At Seward Junction, turn left (west) on HWY 29 towards Burnet. From Seward Junction, it is 35 miles to the property entrance. Stay on HWY 29. From “downtown” Burnet, Buchanan Dam is approximately 12 miles. At Inks Lake bridge, you are 1 mile from the entrance to the property which is just past Buchanan Dam on your right. The entrance to the property has a guard tower with a Citizens Academy sign, immediately preceded by a fence with red columns.
An alternate and more scenic route is HWY 71 (there are several ways to 71 from Austin other than IH 35). From HWY 71, take HWY 281 North towards Marble Falls. In Marble Falls, turn left on Farm Road 1431 (Pizza Hut and Shell will be on the left). Follow Farm Road 1431 to HWY 29 at the flashing red light and turn right. Buchanan Dam is 2.9 miles from this intersection. Again, look for the guard tower with the Citizens Academy sign on your left.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 6, 2011.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Vote by Internet
•     Log on to the Internet and go to
www.envisionreports.com/cia
•     Follow the steps outlined on the secured website.
Vote by telephone
•     Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•     Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals —	The Board of Directors recommends a vote FOR all the Class A Director nominees listed, FOR on Proposal 2, for 1 YR on Proposal 3 and FOR on Proposal 4.

1. Election of Class A Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.	+

	For	Withhold	Abstain		For	Withhold	Abstain
01 — Dr. E. Dean Gage	☐	☐	☐	02 — Steven F. Shelton	☐	☐	☐
03 — Timothy T. Timmerman	☐	☐	☐	04 — Dr. Robert B. Sloan, Jr.	☐	☐	☐

	For	Against	Abstain		1 Yr	2 Yrs	3 Yrs	Abstain
2. Say on Pay — To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement.	☐	☐	☐	3. Say When on Pay — To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of the Company’s Named Executive Officers.	☐	☐	☐	☐
	For	Against	Abstain
4. To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for 2011.	☐	☐	☐	5. To transact such other business as may properly come before the meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print new address below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	1 U P X C I A 1	+
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Citizens, Inc.

Notice of Annual Meeting of Shareholders of Citizens, Inc.
Notice is hereby given that the Annual Meeting of Shareholders of Citizens, Inc. will be held Tuesday, June 7, 2011, at 10:00 a.m., Central Daylight Time, at Citizens Academy, 18617 East Highway 29, Buchanan Dam, Texas 78609, for the purposes stated on the reverse side of this proxy.
The undersigned hereby appoints the President and Secretary of Citizens, Inc. (the “Proxies”), each of them, with full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2011 Annual Meeting of Shareholders of Citizens, Inc., to be held on June 7, 2011 or at any postponement or adjournment thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
Shares represented by properly executed proxies received by us prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR all the Class A Director nominees listed, for 1 YR on Proposal 3 and FOR on Proposal 4. Uninstructed proxies will not be voted on Proposal 2.
It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.
(Items to be voted appear on reverse side.)
Executive Offices: 400 East Anderson Lane, Austin, Texas 78752

+

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Citizens, Inc. Shareholder Meeting to be Held on June 7, 2011
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.envisionreports.com/cia

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/cia to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 27, 2011 to facilitate timely delivery.

■	C I A	+

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Shareholder Meeting Notice

Citizens, Inc.’s Annual Meeting of Shareholders will be held on June 7, 2010 at Citizens Academy, 18617 East Highway 29, Buchanan Dam, Texas 78609, at 10:00 a.m. Central Daylight Time.
The Board of Directors recommends that you vote FOR all the Class A Director nominees listed, FOR on Proposal 2, for 1 YR on Proposal 3 and FOR on Proposal 4:
1.	To elect the four (4) Class A members of the Board of Directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified: 01) Dr. E. Dean Gage; 02) Steven F. Shelton; 03) Timothy T. Timmerman; 04) Dr. Robert B. Sloan, Jr.;

2.	To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement;

3.	To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of the Company’s Named Executive Officers;

4.	To ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for 2011; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
If you need any assistance with this Notice document, please contact Citizens, Inc. at 512-837-7100, or via email at proxyvote@citizensinc.com.
ESPAÑOL:
Si necesita asistencia con este documento de Notificación, por favor comuniquese con Citizens, Inc. al (512) 837-7100, o via email a: proxyvote@citizensinc.com.
PORTUGUÊS:
Caso precise de assistência com este documento de Notificação, favor entrar em contato com a Citizens, Inc. ao teiefone (512) 837-7100 ou via e-mail a proxyvote@citizensinc.com.
Citizens, Inc. (512) 837-7100 email proxyvote@citizensinc.com.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
•	Internet - Go to www.envisionreports.com/cia. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

•	Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

•	Email - Send email to investorvote@computershare.com with “Proxy Materials Citizens Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 27, 2011.

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